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                                                                    Exhibit 3.91

                            ARTICLES OF INCORPORATION

                                       OF

                              PRECIOUS FILMS, INC.

          FIRST: That the name of the corporation is Precious Films, Inc.

          SECOND: The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

          THIRD: The name of this corporation's initial agent for service of process in the State of California is: C T CORPORATION SYSTEM

          FOURTH: The total number of shares which the corporation is authorized to issue is 100; all of such shares shall be without par value.

          FIFTH: The name and address of each person appointed to act as initial director is as follows:

                   Christie Hefner                   680 North Lake Shore Drive
                                                     Chicago, Illinois 60611

                   David Chemerow                    680 North Lake Shore Drive
                                                     Chicago, Illinois 60611

                   Howard Shapiro                    680 North Lake Shore Drive
                                                     Chicago, Illinois 60611

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          IN WITNESS WHEREOF, the undersigned have executed these Articles this day of July 25, 1994.


                                                     /s/ Christie Hefner
                                                     ---------------------------
                                                     Christie Hefner

                                                     /s/ David Chemerow
                                                     ---------------------------
                                                     David Chemerow

                                                     /s/ Howard Shapiro
                                                     ---------------------------
                                                     Howard Shapiro

          We hereby declare that we are the persons who executed the foregoing Articles of Incorporation, which execution is our act and deed.


                                                     /s/ Christie Hefner
                                                     ---------------------------
                                                     Christie Hefner

                                                     /s/ David Chemerow
                                                     ---------------------------
                                                     David Chemerow

                                                     /s/ Howard Shapiro
                                                     ---------------------------
                                                     Howard Shapiro